UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 19, 2006

SACO I TRUST 2006-12
(Exact name of issuing entity as specified in its charter)

BEAR STEARNS ASSET BACKED SECURITIES I LLC
(Exact name of depositor as specified in its charter)

EMC MORTGAGE CORPORATION
(Exact name of sponsor as specified in its charter)

Delaware	333-131374-34	20-0842986
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

383 Madison Avenue New York, New York		10179
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code, is (212) 272-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The financial statements of CIFG Assurance North America, Inc. (“CIFG”) as of December 31, 2005 and 2004, are included in this Form 8-K. The financial statements have been audited by PricewaterhouseCoopers LLP. The consent of PricewaterhouseCoopers LLP to the inclusion of their audit reports on such financial statements in this Form 8-K and to their being referred to as “Experts” in the Prospectus Supplement relating to the SACO I Trust 2006-12, are attached hereto, as Exhibit 23.1. The financial statements of CIFG as of December 31, 2005 and 2004 are attached hereto as Exhibit 99.1.

In addition, the unaudited financial statements of CIFG as of September 30, 2006 and for the nine month period ended September 30, 2006 are attached hereto as Exhibit 99.2

In addition, the financial statements of CIFG Guaranty as of December 31, 2005 and 2004, and for each of the years in the three-year period ended December 31, 2005 are attached hereto as Exhibit 99.3.

Item 9.01(c). Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Financial Statements.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits

	Item 601(a) of Regulation S-K
Exhibit No.	Exhibit No.	Description
1	23	Consent of PriceWaterhouseCoopers, LLP Independent Auditors of CIFG Assurance North America, Inc.

1	99	Financial statements of CIFG as of December 31, 2005 and 2004, and for each of the years in the three-year period ended December 31, 2005.

2	99	Unaudited financial statements of CIFG as of September 30, 2006 and for the nine month period ended September 30, 2006.

3	99	Financial statements of CIFG Guaranty as of December 31, 2005 and 2004, and for each of the years in the three-year period ended December 31, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

BEAR STEARNS ASSET BACKED SECURITIES I LLC

By:	/s/ Baron Silverstein
Name:	Baron Silverstein
Title:	Vice President

Dated: December 19, 2006

EXHIBIT INDEX

Exhibit Number	Item 601 (a) of Regulation S-K Exhibit No.	Sequentially Numbered Description
1	23	Consent of PricewaterhouseCoopers, LLP, Independent Auditors

1	99	Financial statements of CIFG as of December 31, 2005 and 2004, and for each of the years in the three-year period ended December 31, 2005.

2	99	Unaudited financial statements of CIFG as of September 30, 2006 and the nine month period ended September 30, 2006.

3	99	Financial statements of CIFG Guaranty as of December 31, 2005 and 2004, and for each of the years in the three-year period ended December 31, 2005.